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                                                                EXHIBIT 23.01


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to S-3 Registration Statement of our report dated February 16, 1995 appearing in the Annual Report on Form 10-K for the year ended December 31, 1994 of United Cities Gas Company, and to all references to our Firm included in this registration statement.

                                     ARTHUR ANDERSEN LLP

Nashville, Tennessee
November 17, 1995